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                                                                       EX. 10.12


                         GRANT OF INCENTIVE STOCK OPTION
                     PURSUANT TO THE RESOURCE AMERICA, INC.
                      2005 OMNIBUS EQUITY COMPENSATION PLAN


         THIS AGREEMENT, made as of this ____ day of _____________, 2005 ("Date of Grant") by and between _______________ ("Grantee") and RESOURCE AMERICA, INC. (together with its successors or assigns hereinafter referred to as the "Company").

         WHEREAS, the Company's 2005 Omnibus Equity Compensation Plan (the "Plan") provides for the granting of incentive stock options by the Compensation Committee of the Board of Directors of the Company (the "Committee") to eligible employees of the Company, or its parent or subsidiaries, to purchase, or to exercise certain rights with respect to, shares of common stock of the Company, par value $.01 per share (the "Shares"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the incentive stock options on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1.       GRANT OF OPTION.

                           Subject to the terms and conditions hereinafter set
forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, an option to purchase up to __________ Shares at a price of $ ______ per share. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue code of 1986).

                  2.       INSTALLMENT EXERCISE.

                           Subject to such further limitations as are provided
herein, the Option shall become exercisable in four (4) installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                           (i) on and after the first anniversary of the Date of
Grant, up to 25% (ignoring fractional shares) of the total number of Option Shares;

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                           (ii) on and after the second anniversary of the Date
of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares; and

                           (iii) on and after the third anniversary of the Date
of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares; and

                           (iv) on and after the fourth anniversary of the Date
of Grant, the remaining Option Shares.

                  3.       TERMINATION OF OPTION.

                           (a) The Option and all rights hereunder with respect
thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "Option Term").

                           (b) Upon the termination of Grantee's employment by
the Company for any reason (such event being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall immediately terminate and become null and void, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death.

                           Upon a termination of the Grantee's employment by
reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the six-month period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

                           (c) In the event of the death of the Grantee, the
Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

                           (d) A transfer of the Grantee's employment between
Company and any subsidiary of Company, or between any subsidiaries of Company, shall not be deemed to be a termination of the Grantee's employment.

                           (e) Notwithstanding any other provisions set forth
herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any subsidiary of Company, (ii) breach any covenant not to compete, or employment contract, with Company or any subsidiary of Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any subsidiary of the Company), any unexercised portion of the Option shall immediately terminate and become null and void.

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                  4.       EXERCISE OF OPTIONS.

                           (a) The Grantee may exercise the Option with respect
to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Company written notice of intent to exercise in the form attached hereto ("Notice of Exercise"). The Notice of Exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

                           (b) Full payment (in U.S. dollars) by the Grantee of
the option price for the Option Shares purchased shall be made on or before the exercise date specified in the Notice of Exercise in cash, or, as and to the extent permitted under the Plan, in whole or in part through the surrender of previously acquired Shares at their fair market value on the exercise date.

                           On the exercise date specified in the Notice of
Exercise or as soon thereafter as is practicable, Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Shares or reacquired Shares, as Company may elect) upon full payment for such Option Shares. The obligation of Company to deliver Shares shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                           (c) If the Grantee fails to pay for any of the Option
Shares specified in the Notice of Exercise or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by Company. The date specified in the Notice of Exercise as the date of exercise shall be deemed to be the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

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                  5.       ADJUSTMENT OF AND CHANGES IN SHARES OF COMPANY.

                           In the event of a reorganization, recapitalization,
change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of common stock of Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

                  6.       FAIR MARKET VALUE.

                           As used herein, the "fair market value" of a Share
shall be the closing sale price for the Shares reported by the Nasdaq Stock Market (or any stock exchange on which the Shares are listed) on a given day or, if there is no sale on such day, then the closing sale price on the last previous date on which a sale is reported.

                  7.       NO RIGHTS OF STOCKHOLDERS.

                           Neither the Grantee nor any personal representative
shall be, or shall have any of the rights and privileges of, a stockholder of Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

                  8.       NON-TRANSFERABILITY OF OPTION.

                           During the Grantee's lifetime, the Option hereunder
shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

                  9.       EMPLOYMENT NOT AFFECTED.

                           The granting of the Option nor its exercise shall not
be construed as granting to the Grantee any right with respect to continuance of employment of the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company and any employing subsidiary to terminate at will the Grantee's employment by the Company or any employing subsidiary at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Company, or the employing subsidiary (whichever the case may be), and acknowledged by the Grantee.

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                  10.      AMENDMENT OF OPTION.

                           The Option may be amended by the Board or the
Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

                  11.      NOTICE.

                           Any notice to Company provided for in this instrument
shall be addressed to it in care of its Secretary at its offices at 1845 Walnut Street, 10th Floor, Philadelphia, PA 19103 or at such other address as to which the Company shall have notified Grantee in writing, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

                  12.      INCORPORATION OF PLAN BY REFERENCE.

                           The Option is granted pursuant to the terms of the
Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.


                  13.      GOVERNING LAW.

                           The validity, constructions, interpretation and
effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania, except to the extent preempted by federal law, which shall to the extent govern.

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                  IN WITNESS WHEREOF, Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                RESOURCE AMERICA, INC.


                                By:________________________________





                                ACCEPTED AND AGREED TO:


                                By:________________________________
                                                                    , Grantee




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         NOTICE OF EXERCISE



                                                        Date:_____________, ____

         The undersigned hereby irrevocably elects to exercise on ________________, ____ the Incentive Stock Option granted on ______________ by
Resource America, Inc. to the undersigned to the extent of purchasing ____________ shares of Resource America, Inc. Common Shares and hereby makes payment of $____________________ in payment of the actual exercise price thereof.

                             _______________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                             _______________________

Name: ____________________________________________________________
                  (Please typewrite or print in block letters)

Address: _________________________________________________________

Signature: _______________________________________________________


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